UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2 )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  October 20, 2011

MACROSOLVE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	333-150332	73-1518725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 South Boulder Ave. Suite 700, Tulsa, Oklahoma 74119
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 280-8693

Copy of correspondence to:

Gregory Sichenzia, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference Anslow LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This current report on Form 8-K/A amends and restates, except the exhibits incorporated herein, the Amendment No. 1 to the Current Report on Form 8-K filed by Macrosolve, Inc. on October 25 , 2011.

Item 1.01  Entry into a Material Definitive Agreement.
Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 20, 2011, MacroSolve, Inc. (the “Company”) entered into a subscription agreement (the “Purchase Agreement”) with six accredited investors (the “Investors”), providing for the sale by the Company to the Investors of an aggregate of (i) convertible debentures in the aggregate principal amount of $275,000 (the “Debentures”) and (ii) Series B warrants (the “Warrants”) to purchase 2,050,459 shares of common stock of the Company (“Common Stock”).

The Debentures accrue interest at an annual rate of 12%, which will be paid quarterly exclusively from the Debenture Account (as hereinafter defined). Principal on the Debentures will be paid quarterly, on a pro rata basis with all Debentures, as the Debenture Account permits, but only after all accrued interest has been paid. The Debenture Account is a bank account established with a financial institution for the deposit of 25% of any funds the Company receives from any judgment or settlement in any patent infringement cases involving United States Patent Number 7,822,816.

The Debentures may be converted into shares of Common Stock at the option of the holder. Upon conversion, the holder will be entitled to receive the number of shares of Common Stock that equal to two hundred percent (200%) of the amount of the Debentures, together with accrued and unpaid interest, being converted, divided by the conversion price, which is the weighted average price for the five-day trading period before the date of purchase of the Debenture, provided, however, that the conversion price of the Debentures  shall not be less than $0.10 per share at any time. Any Debentures that are outstanding on the maturity date that have not been repaid from the Debenture Account will be repaid by the issuance of shares of Common Stock at the conversion price.

The Warrants are exercisable until December 31, 2016 at an exercise price equal to the conversion price of the Debentures , provided, however, that the exercise price shall not be less than $0.10 per share at any time. The Warrants are also exercisable on a cashless basis at any time.

ITEM 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

10.01	Form of Subscription Agreement, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2011 and incorporated herein by reference
10.02	Form of Summary of Terms, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2011 and incorporated herein by reference
10.03	Form of Convertible Debenture, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2011 and incorporated herein by reference
10.04	Form of Warrant, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2011 and incorporated herein by reference

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACROSOLVE, INC.

Date: October 27 , 2011	By:	/s/ KENDALL CARPENTER
Kendall Carpenter
Chief Financial Officer

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